Summit
FINANCIAL GROUP
Strength. Vision. Prosperity.

2013 Annual Meeting of Shareholders

May 16, 2013

Forward-Looking Statements

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.

This presentation contains information that constitutes forward-looking statements (within the meaning of the Private Securities Litigation Act of 1995) that are based on current expectations that involve a number of risks and uncertainties. Words such as "expects", "anticipates", "believes", "estimates" and other similar expressions or future or conditional verbs such as "will", "should", "would" and "could" are intended to identify such forward-looking statements.

Although we believe the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially. Factors that might cause such a difference include changes in interest rates and interest rate relationships; changes in the national and local economy; demand for products and services; the degree of competition by traditional and non-traditional competitors; changes in banking laws and regulations; changes in tax laws; the impact of technological advances; the outcomes of contingencies; trends in customer behavior as well as their ability to repay loans; and the ability to successfully complete and integrate acquisitions. We undertake no obligation to revise these statements following the date of this presentation.

Our Core Values are Solid …

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

- "Service Beyond Expectations"
- Professional bankers serving our clients' current and future needs
- Best banking value, service and convenience possible
- Genuine care and financial well being of our clients is our highest priority

Our Business Model is Sound …

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.

- Hire the best and brightest … hold them accountable and reward them for results
- Emphasize asset quality
- Emphasize efficiency
- Local decision making
- Balance of profits and growth
- Revenue diversity
- Selected expansion in high-growth markets

Our Franchise is Enviable …

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

15 Banking Offices in West Virginia and Northern Virginia



Maryland
Moorefield
Washington
West Virginia
Harrisonburg
Charleston
Virginia

A History of Growth …

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

… despite planned reductions in past four years.



$2,000
$1,600
$1,200
$800
$400
$0
($ Millions)
10 Year CAGR = 7.5%
$672
$791
$889
$1,110
$1,235
$1,436
$1,627
$1,585
$1,478
$1,450
$1,387
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

2012: A Year of Continued Improvement

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

- Improved profitability: net income applicable to common shares was $4.9 million, or $0.60 per share, for 2012 compared to $3.7 million, or $0.49 per share, for 2011;
- Improved net interest margin: increased 11 basis points or 3.6%;
- Improved credit trends: resulted in continued reductions in the provisions to our loan loss reserves (decreasing $1.5 million or 15%); and impairment charges on our securities (decreasing $2.2 million or 83%);
- Improved capital position: our leverage capital ratio is now at its highest level in 6 years and our total risk-based capital ratio is at its highest level in 12 years, both well in excess of regulatory requirements for "well-capitalized" institutions;
- Stable overhead costs: remaining very well-controlled.

2012: A Year of Continued Challenge

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.

- The effects of the Great Recession continued to impact; but signs of moderation in 2013;
- Continued weakness in residential real estate continued to negatively impact our Virginia markets resulting in $6.9 million write-down in foreclosed properties, and …
- Nonperforming assets (NPAs) remained stubbornly elevated compared to historical levels; however, through Q1 2013 NPAs have declined for five consecutive quarters to their lowest level since Q1 2011;
- Loan growth remains very challenging; loan balances declined 2.9% in 2012, however achieve 0.8% growth in Q1 2013.

Full-Year 2012 Financial Performance

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

($ in Millions, except EPS)	2012	2011
Net income applicable to common shares	$4.9	$3.7
Diluted EPS	$0.60	$0.49
Loan Loss Provision	$8.5	$10.0
Securities Impairment Charges	$0.5	$2.6
Writedowns of Foreclosed Properties	$6.9	$6.7
Nonperforming Assets / Total Assets	6.77%	8.04%
Loan Loss Reserve / Loans	1.88%	1.80%
Net Charge-offs / Avg Loans	0.85%	0.96%
Net Interest Margin	3.19%	3.08%

Q1 2013 Financial Performance

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

($ in Millions, except EPS)	1Q 2013	4Q 2012	1Q 2012
Net income applicable to common shares	$1.6	$1.9	$1.5
Diluted EPS	$0.19	$0.22	$0.18
Loan Loss Provision	$1.5	$2.5	$2.0
Securities Impairment Charges	$0.05	$0.08	$0.2
Writedowns of Foreclosed Properties	$0.9	$0.7	$1.9
Nonperforming Assets / Total Assets	6.54%	6.77%	7.52%
Loan Loss Reserve / Loans	1.77%	1.88%	1.89%
Net Charge-offs / Avg Loans (annualized)	1.00%	0.99%	0.49%
Net Interest Margin	3.23%	3.19%	3.20%

Asset Quality

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.



Net Charge-offs / Loans
Nonperform Loans / Loans
Nonperform Assets / Assets
10.00%
9.00%
8.00%
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
0.64%
3.97%
3.45%
1.70%
5.79%
6.78%
1.94%
2.14%
6.24%
0.96%
5.33%
8.04%
0.96%
3.96%
6.77%
1.00%
3.77%
6.54%
2008
2009
2010
2011
2012
Q1 2013

Historical Capital Levels

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.



Summit Community Bank's
Regulatory Capital Ratios
16.0%
15.0%
14.0%
13.0%
12.0%
11.0%
10.0%
9.0%
8.0%
7.0%
6.0%
Dec-09
Dec-10
Dec-11
Dec-12
Total risk-based
Leverage

Current Capital Levels

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

Summit Community Bank's Regulatory Capital

As of March 31, 2013:

- Total Capital Ratio = 15.2%
  → $51 million surplus
- Tier I Capital = 13.9%
  → $79 million surplus
- Tier I Leverage Capital = 10.0%
  → $69 million surplus



"Well-Capitalized"
Surplus
(in Millions)
$160
$120
$80
$40
$0
Total Capital*
Tier I Capital*
Tier I Leverage**

* As percent of risk-based assets
** As percent of average assets

Strategies for 2013

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

- Restoration of asset quality remains job #1; continue to manage problem assets through a combination of problem loan workouts, charge-offs and asset sales;
- Emphasis on quality loan growth to improve margins and net interest income;
- Emphasis on core deposit growth to enhance franchise value;
- Keep overhead costs low;
- Continued growth in capital levels to provide flexibility.

Summit's Peer Group[1]

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

FY 2012

($ in Millions)	Ticker	Assets	ROAA	ROAE
Monarch Fin'l Holdings	MNRK	$1,216	1.35%	17.04%
National Bankshares	NKSH	$1,104	1.64%	12.01%
First United Corp	FUNC	$1,321	0.34%	4.79%
Hampton Roads Bnkshrs	HMPR	$2,054	(1.03)%	(15.41)%
American National Bnkshrs	AMNB	$1,284	1.23%	10.08%
Middleburg Financial Corp	MBRG	$1,237	0.66%	7.22%
Premier Financial Bancorp	PFBI	$1,121	0.91%	7.04%
Community Bnkrs Trust	ESXB	$1,153	0.50%	4.85%
Eastern Virginia Bnkshrs	EVBS	$1,076	0.32%	3.54%

1 - Nine area publicly-traded bank holding companies closest in asset size to Summit

How Summit Compares

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

FY 2012 ($ in Millions)	Summit	Peer Average
Total Assets	$1,387	$1,285
Return on Avg Assets	0.40%	0.66%
Return on Avg Equity	5.36%	5.68%
Net Interest Margin	3.19%	3.96%
Efficiency Ratio	53.78%	69.17%
NPA / Assets	6.77%	2.52%
Net Charge-off's / Avg Loans	0.85%	0.91%

Stock Price

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.



SMMF Closing Price Per Common Share
$11.00
$10.00
$9.00
$8.00
$7.00
$6.00
$5.00
$4.00
$3.00
$2.00
$1.00
$0.00
Dec-08
Dec-09
Dec-10
Dec-11
Dec-12

How Summit Compares

Summit FINANCIAL GROUP

Strength. Vision. Prosperity.

	Summit	Peer Average
Price[1] / LTM Earnings	13.8x	13.7x
Price[1] / Tangible Book Value	66.3%	108.3%

1 – Market Data as of 5/10/2013

Summit FINANCIAL GROUP
Strength. Vision. Prosperity.

And Now, We Welcome Your Questions